UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-1884



                                   Endowments
               (Exact Name of Registrant as specified in charter)

                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (415) 421-9360

                        Date of fiscal year end: July 31

                     Date of reporting period: July 31, 2005





                                 Patrick F. Quan
                          Vice President and Secretary
                                   Endowments
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                     (name and address of agent for service)


                                   Copies to:
                               Julie Allecta, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                                55 Second Street
                               Twenty-Fourth Floor
                         San Francisco, California 94105
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - CAPITAL RESEARCH AND MANAGEMENT (SM)]


ENDOWMENTS
Investments for nonprofit institutions

Annual report for the year ended
July 31, 2005


ENDOWMENTS [SM]

ENDOWMENTS is managed by Capital Research and Management Company,(SM) which also manages the 29 American Funds.(R) The American Funds organization ranks among the nation's three largest mutual fund families. For more than seven decades, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

GROWTH AND INCOME PORTFOLIO seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

BOND PORTFOLIO seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM/ENDOWMENTS.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2005 (the most recent calendar quarter):

                                                        1 year               5 years              10 years
Growth and Income Portfolio
     Average annual total return                           --                 +7.83%               +11.32%
     Cumulative total return                            +4.27%               +45.81%              +192.31%
Bond Portfolio
     Average annual total return                           --                 +7.76%                +6.81%
     Cumulative total return                            +6.60%               +45.33%               +93.23%

The funds' investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 17 for details.

Bond Portfolio's 30-day yield as of August 31, 2005, calculated in accordance with the Securities and Exchange Commission formula, was 4.49%, which reflects a fee waiver (4.44% without the fee waiver).

The return of principal in the Bond Portfolio is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

RESULTS AT A GLANCE
(for full fiscal years ending 7/31/76-7/31/05)

                              Growth and           Bond
                           Income Portfolio      Portfolio

1976                             +27.7%           +12.1%
1977                              +6.4            +12.6
1978                             +10.4             +0.7
1979                             +10.1             +7.0
1980                             +17.2             +3.6
1981                             +15.3             -4.5
1982                              -3.8            +18.4
1983                             +56.0            +23.9
1984                              -0.4             +7.9
1985                             +30.5            +20.6
1986                             +25.4            +21.0
1987                             +20.2             +4.4
1988                              -2.4             +8.6
1989                             +23.2            +13.7
1990                              +4.1             +6.9
1991                             +15.0            +10.8
1992                             +15.7            +18.7
1993                             +10.0            +11.7
1994                              +2.8             -1.4
1995                             +18.6             +8.0
1996                             +13.2             +6.3
1997                             +38.4            +10.8
1998                              +9.1             +6.7
1999                             +18.2             +1.7
2000                              -3.3             +5.1
2001                             +18.2            +12.7
2002                              -8.6             +2.8
2003                             +10.2            +10.6
2004                             +13.8             +6.4
2005                             +10.3             +5.1
Average annual
total return*                    +13.3%            +8.9%

(*) From July 26, 1975, when Capital Research and Management Company became the investment adviser of the funds' assets, through July 31, 2005.

Results show total returns measuring capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.


DEAR SHAREHOLDERS:

We are pleased to report to you at the close of our 2005 fiscal year.

GROWTH AND INCOME PORTFOLIO

For the 12 months ended July 31, 2005, the value of an investment in the Growth and Income Portfolio rose 10.3%.* Over the same period, the Lipper Growth and Income Funds Index rose 15.5% and the unmanaged Standard & Poor's 500 Composite Index gained 14.0%.

The past year was another relatively quiet period for equity investors. Much like the previous fiscal year, equity markets produced solid gains with low volatility. Taken together, the past two years with their steady gains and low volatility have been the mirror image of the very volatile period from 1999 through 2002.

Three economic trends -- higher oil prices, rising short-term interest rates and a strong economy --dominated the fiscal year. The Federal Reserve Board raised the federal funds rate aggressively during the period. The price of oil rose sharply during the year, and by July 31 was about 40% higher than it had been at the beginning of the fiscal year. Typically, higher energy prices and rising short-term interest rates have resulted in slower economic growth. So far, this impact has not been evident. Indeed, corporate profit growth and cash flow have remained quite strong.

Looking ahead over the next year or two, we expect the Fed's actions and stubbornly high energy costs to slow the growth rate of the U.S. economy. The strength of the U.S. dollar could also be a drag on earnings. Further, with corporate profit margins at or near record levels, we expect profit growth to slow considerably.

While rising oil prices may prove worrisome for the overall economy, they have been a boon to energy stocks. Two of the fund's 10 best holdings were energy companies. Royal Dutch Shell and Exxon Mobil both registered substantial gains. Semiconductors and semiconductor equipment companies as well as health care service companies also delivered strong returns. Texas Instruments and Altria contributed significantly to the fund's positive return.

Our investments in insurance and pharmaceutical companies proved disappointing. In the insurance industry, troubles were specific to individual companies such as American International Group and Marsh & McLennan. However, stocks in the pharmaceutical industry were generally weak across the board. This trend was largely the result of concerns regarding patent expirations, pricing and litigation. The valuations, which are quite low by historical standards, appear to compensate investors for these risks and we have added to the group during the year.

(*) All percentage gain/loss figures include reinvestment of distributions unless otherwise indicated.

We would like to once again mention a trend that we highlighted a year ago. We believe the stocks of many large well-established companies, which had become extremely overvalued during the late 1990s, now offer good value after lagging the market for over five years. While we have continued to add to this area, it did continue to lag the market during the past year and had a slight negative impact on our results.

The percentage of assets invested in equities was 89% at July 31, up slightly from 86% at the beginning of the year. The remainder was held in interest-bearing cash equivalents.

BOND PORTFOLIO

For the 12 months ended July 31, 2005, the value of an investment in the Bond Portfolio rose 5.1%. During this same period, the average return of its peers, the A-rated corporate debt funds measured by Lipper, was 4.7%. The unmanaged Lehman Brothers Aggregate Bond Index returned 4.8%.

The fund's fiscal year was marked by a steady increase in short-term bond yields as the Federal Reserve Board maintained its policy of measured tightening. Since June 2004, the Fed has hiked the federal funds rate 10 times, bringing its target rate to 3.5% from 1.0%. In the past, Fed rate hikes have been met with higher yields across the curve. Not this time. Though short-term yields rose, long-term yields declined year over year, a phenomenon that Fed Chairman Alan Greenspan termed a "conundrum."

As a result of this divergence, the yield curve flattened throughout the year. To illustrate, the spread between two-year and 30-year Treasuries narrowed more than two percentage points to just under half a point at the end of the period. Long-term bonds benefited, producing the highest returns in each sector of the bond market.

Corporate bonds also produced strong returns for the year, as balance sheets strengthened and credit fundamentals continued to improve. Overall, higher yielding bonds at the low end of the investment-grade spectrum recorded the best results of the sector. Returns were boosted by strong demand for higher yielding securities, which caused yield spreads between low- and high-rated credits to compress over the course of the year.

The Bond Portfolio only invests in bonds with an investment-grade rating (BBB or better) at time of purchase. More than half of its assets (53.6%) were invested in corporate bonds at the end of the period. These holdings are broadly diversified among the major sectors of the corporate market, as noted in the pie chart on page 8.

The highest quality securities held in the portfolio are U.S. government bonds, which include Treasuries (8.8% of assets), agency debentures (5.2%) and agency mortgage-backed securities (3.6%). Other high-quality obligations include commercial and private-issue mortgage-backed bonds (9.7%) and asset-backed securities (4.6%).

In total, the Bond Portfolio held roughly 95% of assets in fixed-income obligations at the close of the fiscal year, a level unchanged from that of last year. The balance was held in interest-bearing cash equivalents.

On July 26, 1975, Capital Research and Management Company became the investment adviser to Endowments. Since then, the number of nonprofit shareholders has grown steadily. Endowments now has more shareholders than at any time in its history. The results of Capital's management of the portfolios over this 30-year period are shown on the inside front cover and the charts on page 4 of this report. We are pleased with these results and will continue to emphasize the prudent management of these portfolios, keeping in mind the special needs of nonprofit organizations.

As always, we welcome your comments and questions.

Cordially,


/s/ Robert G. O'Donnell
Robert G. O'Donnell
Vice Chairman of the Board and Principal Executive Officer


/s/ Claudia P. Huntington
Claudia P. Huntington
President

August 15, 2005

Patricia A. McBride, an independent Trustee of the fund since 1988, has been elected non-executive chairman of the Board. Robert G. O'Donnell, the previous chairman, has been elected vice chairman and will remain principal executive officer. As independent Board chair pursuant to recently adopted Securities and Exchange Commission regulations, Ms. McBride will chair Board meetings, including executive sessions of the independent Trustees, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. She will remain unaffiliated with Capital Research and Management Company, the fund's investment adviser, and any of its affiliates.

For current information about the fund, visit americanfunds.com/endowments.




THE VALUE OF A LONG-TERM PERSPECTIVE

(Growth of a $50,000 investment under Capital Research and Management Company's stewardship, 7/26/75-7/31/05)

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com/endowments.

GROWTH AND INCOME PORTFOLIO

Average annual total returns based on a $1,000 investment (for periods ended July 31, 2005)*

Lifetime                         +13.3%(1)
10 years                         +11.3
5 years                           +8.4
1 year                           +10.3

*Assumes reinvestment of all distributions


[mountain chart]

                      Growth                    Lipper
                         and                    Growth
                      Income                and Income
                   Portfolio     S&P 500    Fund Index

7/25/1975 (2)        $50,000     $50,000       $50,000
7/31/1975 (2)         49,770      49,871        50,000
07/31/76              63,476      60,467        60,735
07/31/77              67,590      60,350        62,434
07/31/78              74,525      64,777        69,272
07/31/79              82,131      70,508        77,106
07/31/80              96,277      87,260        95,121
07/31/81             110,942      98,601       108,452
07/31/82             106,860      85,511        98,876
07/31/83             166,726     136,183       154,488
07/31/84             166,164     132,141       146,807
07/31/85             216,743     174,975       193,372
07/31/86             272,165     224,681       243,630
07/31/87             326,898     312,963       319,222
07/31/88             319,361     276,178       296,921
07/31/89             393,517     364,261       375,359
07/31/90             409,757     387,824       381,311
07/31/91             471,346     437,201       423,790
07/31/92             545,557     493,020       476,028
07/31/93             600,375     535,967       539,269
07/31/94             617,007     563,582       572,677
07/31/95             731,592     710,508       688,356
07/31/96             828,273     828,122       778,692
07/31/97           1,146,319   1,259,661     1,122,337
07/31/98           1,250,106   1,502,488     1,247,665
07/31/99           1,477,738   1,806,129     1,410,710
07/31/00           1,428,818   1,968,146     1,438,119
07/31/01           1,689,291   1,686,257     1,407,164
07/31/02           1,544,010   1,288,040     1,138,044
07/31/03           1,701,152   1,425,050     1,244,809
07/31/04           1,936,007   1,612,612     1,420,204
07/31/05           2,136,028   1,839,094     1,640,110

[end chart]




BOND PORTFOLIO

Average annual total returns based on a $1,000 investment (for periods ended July 31, 2005)*

Lifetime                          +8.9%(1)
10 years                          +6.8
5 years                           +7.5
1 year                            +5.1

*Assumes reinvestment of all distributions


[mountain chart]

                                  Lehman
                                Brothers        Lipper
                               Aggregate       A-Rated
                        Bond        Bond     Bond Fund
                   Portfolio   Index (3)      Index(3)

07/25/75             $50,000     $50,000       $50,000
07/31/75              50,064      50,000        50,000
07/31/76              56,123      56,105        57,578
07/31/77              63,169      62,334        64,446
07/31/78              63,633      63,681        65,992
07/31/79              68,078      67,930        70,210
07/31/80              70,604      69,012        70,659
07/31/81              67,372      65,555        66,985
07/31/82              79,771      79,021        79,063
07/31/83              98,881      96,331        98,844
07/31/84             106,746     104,704       105,442
07/31/85             128,775     129,742       130,480
07/31/86             155,776     157,631       156,163
07/31/87             162,649     164,747       162,434
07/31/88             176,667     177,216       174,776
07/31/89             200,841     204,165       200,501
07/31/90             214,609     218,598       210,832
07/31/91             237,739     241,995       231,705
07/31/92             282,164     277,755       270,025
07/31/93             315,292     305,997       300,822
07/31/94             310,743     306,282       297,037
07/31/95             335,522     337,244       326,853
07/31/96             356,493     355,926       343,627
07/31/97             395,089     394,236       383,070
07/31/98             421,544     425,255       411,045
07/31/99             428,913     435,840       414,065
07/31/00             450,928     461,839       432,980
07/31/01             508,076     520,457       486,326
07/31/02             522,431     559,664       511,462
07/31/03             578,001     589,981       542,538
07/31/04             614,794     618,530       569,562
07/31/05             645,989     648,161 (3)   600,016 (3)

[end chart]


(1) From 7/26/75, when Capital Research and Management Company became the investment adviser, through 7/31/05.

(2) The share value dipped below the $50,000 mark briefly in fiscal 1975 and 1976.

(3) Lehman Brothers Aggregate Bond Index and Lipper A-Rated Bond Funds Index did not exist until 12/31/75. For the period from 7/31/75 to 12/31/75, the Lehman Brothers Government/Credit Bond Index was used.

All results calculated with dividends and capital gains reinvested. Sales charges do not apply to the Growth and Income Portfolio or the Bond Portfolio.

The market indexes are unmanaged.

The results shown are before taxes on fund distributions and sale of fund shares.




SUMMARY INVESTMENT PORTFOLIO

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.


GROWTH AND INCOME PORTFOLIO     July 31, 2005

[pie chart]

INDUSTRY SECTOR DIVERSIFICATION

Information technology                                                  14.47 %
Consumer staples                                                        13.46
Financials                                                              11.99
Health care                                                             11.76
Consumer discretionary                                                  10.14
Industrials                                                              9.14
Energy                                                                   7.95
Materials                                                                2.63
Telecommunication services                                               2.38
Utilities                                                                2.14
Miscellaneous                                                            2.37
Convertible securities                                                   0.98
Cash & equivalents                                                      10.59
[end pie chart]



                                                                                              Shares        Market         Percent
                                                                                                             value          of net
Common stocks  - 88.43%                                                                                                     assets

Information technology  - 14.47%
Texas Instruments Inc.                                                                        78,000  $    2,477,280          2.33%
Microsoft Corp.                                                                               95,000       2,432,950           2.29
Intel Corp.                                                                                   80,000       2,171,200           2.04
Cisco Systems, Inc.  (1)                                                                      78,000       1,493,700           1.40
Nokia Corp. (ADR)                                                                             78,000       1,244,100           1.17
Oracle Corp.  (1)                                                                             85,000       1,154,300           1.09
International Business Machines Corp.                                                         12,000       1,001,520            .94
Other securities                                                                                           3,406,090           3.21
                                                                                                          15,381,140          14.47

Consumer staples  - 13.46%
Altria Group, Inc.                                                                            44,000       2,946,240           2.77
Wal-Mart Stores, Inc.                                                                         51,000       2,516,850           2.37
PepsiCo, Inc.                                                                                 32,000       1,744,960           1.64
Sara Lee Corp.                                                                                62,000       1,235,660           1.16
Procter & Gamble Co.                                                                          20,000       1,112,600           1.05
Walgreen Co.                                                                                  22,000       1,052,920            .99
Coca-Cola Co.                                                                                 20,000         875,200            .82
Other securities                                                                                           2,821,863           2.66
                                                                                                          14,306,293          13.46

Financials  - 11.99%
American International Group, Inc.                                                            29,000       1,745,800           1.64
American Express Co.                                                                          29,000       1,595,000           1.50
Wells Fargo & Co.                                                                             25,000       1,533,500           1.44
Berkshire Hathaway Inc., Class A  (1)                                                             15       1,252,500           1.18
Fulton Financial Corp.                                                                        52,225         943,184            .89
Bank of America Corp.                                                                         20,000         872,000            .82
Citigroup Inc.                                                                                15,000         652,500            .61
Other securities                                                                                           4,153,540           3.91
                                                                                                          12,748,024          11.99

Health care  - 11.76%
Medtronic, Inc.                                                                               40,000       2,157,600           2.03
Sanofi-Aventis                                                                                15,000       1,298,427           1.22
Eli Lilly and Co.                                                                             22,000       1,239,040           1.17
Roche Holding AG                                                                               8,000       1,088,199           1.03
Johnson & Johnson                                                                             17,000       1,087,320           1.02
Other securities                                                                                           5,628,569           5.29
                                                                                                          12,499,155          11.76

Consumer discretionary  - 10.14%
Lowe's Companies, Inc.                                                                        28,000       1,854,160           1.74
Target Corp.                                                                                  30,000       1,762,500           1.66
Walt Disney Co.                                                                               52,000       1,333,280           1.25
Time Warner Inc.  (1)                                                                         78,000       1,327,560           1.25
Garmin Ltd.                                                                                   22,000       1,207,580           1.14
Home Depot, Inc.                                                                              20,000         870,200            .82
Other securities                                                                                           2,423,400           2.28
                                                                                                          10,778,680          10.14

Industrials  - 9.14%
3M Co.                                                                                        24,000       1,800,000           1.69
Lockheed Martin Corp.                                                                         25,000       1,560,000           1.47
United Technologies Corp.                                                                     30,000       1,521,000           1.43
General Electric Co.                                                                          40,000       1,380,000           1.30
General Dynamics Corp.                                                                         8,000         921,520            .87
Avery Dennison Corp.                                                                          15,000         850,050            .80
Other securities                                                                                           1,680,450           1.58
                                                                                                           9,713,020           9.14

Energy  - 7.95%
Exxon Mobil Corp.                                                                             52,000       3,055,000           2.87
Royal Dutch Shell PLC, Class B (ADR)                                                          38,000       2,419,460           2.27
Chevron Corp.                                                                                 37,000       2,146,370           2.02
Other securities                                                                                             837,400            .79
                                                                                                           8,458,230           7.95

Materials - 2.63%                                                                                          2,792,690           2.63


Telecommunication services  - 2.38%
Sprint Corp.                                                                                  36,000         968,400            .91
BellSouth Corp.                                                                               32,000         883,200            .83
Other securities                                                                                             684,600            .64
                                                                                                           2,536,200           2.38

Utilities  - 2.14%
Duke Energy Corp.                                                                             30,000         886,200            .83
Other securities                                                                                           1,388,351           1.31
                                                                                                           2,274,551           2.14

Miscellaneous  -  2.37%
Other common stocks in initial period of acquisition                                                       2,526,249           2.37


TOTAL COMMON STOCKS (cost: $80,501,155)                                                                   94,014,232          88.43



                                                                                             Principal       Market         Percent
                                                                                              amount          value          of net
Convertible securities  - 0.98%                                                                (000)                         assets

Information technology  - 0.98%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                       $    1,000        1,038,750            .98
TOTAL CONVERTIBLE SECURITIES (cost: $1,092,882)                                                            1,038,750            .98



                                                                                             Principal       Market         Percent
                                                                                              amount          value          of net
Short-term securities  - 10.28%                                                                (000)                         assets


Harley-Davidson Funding Corp. 3.23% due 8/8/2005 (2)                                          1,700        1,698,779           1.60
Triple-A One Funding Corp. 3.38% due 8/24/2005 (2)                                            1,500        1,496,619           1.41
Coca-Cola Co. 3.21% due 8/9/2005                                                              1,200        1,199,035           1.13
Scripps (E.W.) Co. 3.24% due 8/10/2005 (2)                                                      900          899,189            .85
Park Avenue Receivables Co., LLC 3.40% due 8/25/2005 (2)                                        900          897,874            .84
NetJets Inc. 3.33% due 9/9/2005 (2)                                                             850          846,853            .80
IBM Corp. 3.24% due 8/17/2005                                                                   800          798,775            .75
CAFCO, LLC 3.37% due 8/30/2005 (2)                                                              750          747,893            .70
General Electric Capital Corp. 3.29% due 8/1/2005                                               250          249,931            .23
Other securities                                                                                           2,097,399           1.97
TOTAL SHORT-TERM SECURITIES (cost: $10,932,347)                                                           10,932,347          10.28

TOTAL INVESTMENT SECURITIES (cost: $92,526,384)                                                          105,985,329          99.69
Other assets less liabilities                                                                                324,810            .31

NET ASSETS                                                                                              $106,310,139        100.00%


"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

(1)  Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $7,986,061, which represented 7.51% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements




SUMMARY INVESTMENT PORTFOLIO

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

BOND PORTFOLIO  July 31, 2005

[pie chart]

HOLDINGS BY INVESTMENT TYPE
Financials                                                              19.16 %
Consumer discretionary                                                  12.03
Industrials                                                              6.82
Telecommunication services                                               4.85
Utilities                                                                4.39
Materials                                                                2.61
Health care                                                              1.51
Energy                                                                   1.06
Consumer staples                                                         0.62
Information technology                                                   0.58               Corporate bonds & notes 53.63%

Mortgage- and asset-backed obligations                                  17.85
U.S. government & government agency bonds & notes                       13.98
Municipals                                                               2.15
Non-U.S. government & government agency bonds & notes                    0.63
Preferred stocks                                                         5.72
Convertible securities                                                   0.58
Cash & equivalents                                                       5.46
[end pie chart]




                                                                                               Principal         Market      Percent
                                                                                                 amount          value        of net
Bonds & notes  - 88.24%                                                                          (000)                        assets

Corporate bonds & notes - 53.63%
Financials  - 19.16%
Washington Mutual, Inc.:
 5.625% 2007                                                                                   $   375        $ 381,082
 3.899% 2010 (1)                                                                                   400          401,080
Washington Mutual Bank, FA 6.875% 2011                                                             250          274,389       1.63%
Sumitomo Mitsui Banking Corp. 5.625% (undated) (1) (2)                                             450          449,168         .69
TuranAlem Finance BV 8.50% 2015 (2)                                                                400          413,000         .64
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1) (2)                                      375          397,518         .62
Chuo Mitsui Trust and Banking Co., Ltd. 5.506% (undated) (1) (2)                                   350          338,694         .52
Deutsche Bank Capital Funding Trust I, 7.872% (undated) (1) (2)                                    300          332,232         .51
BNP Paribas 5.186% noncumulative (undated) (1) (2)                                                 300          298,310         .46
Other securities                                                                                              9,122,976       14.09
                                                                                                             12,408,449       19.16

Consumer discretionary  - 12.03%
Residential Capital Corp. 6.375% 2010 (2)                                                          250          254,283
General Motors Acceptance Corp.:
 7.25% 2011                                                                                        555          541,203
 5.53%-8.00% 2010-2031 (1)                                                                         620          597,074
General Motors Corp. 8.25% 2023                                                                    150          135,000        2.36
Ford Motor Credit Co.:
 7.875% 2010                                                                                       600          606,190
 7.375% 2009-2011                                                                                  400          398,652
Ford Motor Co. 7.45% 2031                                                                          100           85,005        1.68
Comcast Cable Communications, Inc. 8.375% 2007                                                     125          133,058
Comcast Corp. 6.50% 2015                                                                           125          137,213
Tele-Communications, Inc. 7.875%-9.80% 2012-2013                                                   465          560,769        1.28
DaimlerChrysler North America Holding Corp.:
 8.00% 2010                                                                                        600          669,862
 7.30% 2012                                                                                        125          138,472        1.25
Toll Brothers, Inc. 6.875% 2012                                                                    375          411,192         .63
Other securities                                                                                              3,123,769        4.83
                                                                                                              7,791,742       12.03

Industrials  - 6.82%
Deere & Co. 8.95% 2019                                                                             370          423,420         .65
Hutchison Whampoa International Ltd. 7.00% 2011 (2)                                                375          409,434         .63
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012 (3)                                 389          404,936         .63
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011 (3)                              385          380,940         .59
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013 (2)(3)               343          367,732         .57
Bombardier Inc. 6.30% 2014 (2)                                                                     375          354,375         .55
General Electric Capital Corp., Series A, 5.375%-6.00% 2007-2012                                   250          261,056         .40
Other securities                                                                                              1,811,978        2.80
                                                                                                              4,413,871        6.82

Telecommunication services  - 4.85%
SBC Communications Inc. 5.10% 2014                                                                 550          553,997         .85
France Telecom 8.50% 2011 (1)                                                                      400          458,605         .71
AT&T Wireless Services, Inc. 8.125% 2012                                                           350          413,925         .64
BellSouth Corp. 5.20% 2016                                                                         150          150,514         .23
Other securities                                                                                              1,564,934        2.42
                                                                                                              3,141,975        4.85

Utilities  - 4.39%
Homer City Funding LLC 8.734% 2026 (3)                                                             298          354,894         .55
Other securities                                                                                              2,490,875        3.84
                                                                                                              2,845,769        4.39

Materials  - 2.61%
Norske Skogindustrier ASA 7.625% 2011 (2)                                                          500          548,252         .84
Georgia-Pacific Corp. 7.50% 2006                                                                   353          361,825         .56
Other securities                                                                                                782,999        1.21
                                                                                                              1,693,076        2.61

Health care - 1.51%                                                                                             978,376        1.51

Energy - 1.06%                                                                                                  686,433        1.06

Consumer staples - 0.62%                                                                                        398,540         .62

Information technology - 0.58%                                                                                  378,752         .58


Mortgage- and asset-backed obligations (3) - 17.85%
Fannie Mae 6.00%-11.989% 2010-2041 (1)                                                             996        1,070,451        1.65
Government National Mortgage Assn. 5.50%-10.00% 2008-2035                                          747          774,090        1.19
ARG Funding Corp.: (2)
 Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009                                               500          499,900
 Series 2005-1, Class A-3, MBIA insured, 4.29% 2010                                                250          245,850        1.15
Chase Commercial Mortgage Securities Corp.:
 Series 1998-2, Class A-2, 6.39% 2030                                                              375          393,862
 Series 2000-1, Class A-2, 7.757% 2032                                                             250          273,730        1.03
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030                             489          510,597         .79
Freddie Mac 2.842%-8.75% 2008-2036                                                                 495          490,989         .76
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035                 399          412,048         .64
Residential Funding Mortgage Securities I, Inc., Series 2004-SA1, Class A-II, 4.337% 2034 (1)      411          404,817         .62
CWABS, Inc., Series 2004-15, Class AF-4, 4.614% 2032                                               382          374,904         .58
Other securities                                                                                              6,111,353        9.44
                                                                                                             11,562,591       17.85

U.S. government & government agency bonds & notes - 13.98%
U.S. Treasury:
 5.75% 2005                                                                                        500          503,085
 10.75% 2005                                                                                       350          350,983
 3.625% 2009                                                                                       500          490,900
 3.875% 2009  (4)                                                                                  593          635,950
 14.00% 2011                                                                                       450          506,250
 12.50% 2014                                                                                     1,200        1,567,128
 6.875% 2025                                                                                       825        1,074,562
 2.00%-3.625% 2008-2014 (4)                                                                        564          580,600        8.82
Freddie Mac:
 1.875% 2006                                                                                        50           49,441
 6.625% 2009                                                                                     1,500        1,626,525
 5.75% 2010                                                                                  (euro)250          346,136        3.12
Federal Home Loan Bank:
 2.00% 2006                                                                                    $   410          405,699
 2.375% 2006                                                                                       390          385,620
 5.823% 2009                                                                                       250          261,102        1.63
Fannie Mae 6.25% 2011                                                                              250          268,245         .41
                                                                                                              9,052,226       13.98

Municipals  - 2.15%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement
        Asset-backed Bonds, Series 2003-A1, 6.25% 2033                                             325          362,537         .56
Other securities                                                                                              1,031,862        1.59
                                                                                                              1,394,399        2.15

Non-U.S. government & government agency bonds & notes - 0.63%                                                   409,176         .63



Total bonds & notes (cost: $56,560,637)                                                                       57,155,375      88.24


                                                                                           Shares or principal   Market      Percent
                                                                                                amount           value        of net
Convertible securities  - 0.58%                                                                                               assets

Telecommunication services  - 0.52%
Hellenic Exchangeable Finance SCA 2.00% exchangeable bonds 2005                              (euro)250,000        334,055      .52

Consumer discretionary  - 0.06%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                    1,000 shares  41,710      .06


TOTAL CONVERTIBLE SECURITIES (cost: $292,280)                                                                     375,765      .58



                                                                                                   Shares        Market      Percent
                                                                                                                 value        of net
Preferred stocks  - 5.72%                                                                                                     assets

Financials  - 5.72%
Fannie Mae, Series O, 7.00% preferred (2)                                                           15,000          835,313     1.29
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (1) (2)                             375,000          400,046
BNP Paribas Capital Trust 9.003% noncumulative trust preferred (1) (2)                             150,000          178,179      .89
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred (1)(2)         400,000          479,403      .74
Royal Bank of Scotland Group PLC, Series 3 Preference Shares, 7.816% (1)                           425,000          431,401      .67
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (1) (2)                           360,000          403,938      .62
Other securities                                                                                                    977,357     1.51

TOTAL PREFERRED STOCKS (cost: $3,451,887)                                                                         3,705,637     5.72



                                                                                               Principal         Market      Percent
                                                                                                 amount           value       of net
Short-term securities  - 4.48%                                                                   (000)                        assets
Wal-Mart Stores Inc. 3.23% due 8/2/2005 (2)                                                    $ 1,200          1,199,785     1.85
Bellsouth Corp. 3.24% due 8/3/2005 (2)                                                           1,000            999,730     1.55
General Electric Capital Corp. 3.29% due 8/1/2005                                                  700            699,808     1.08

TOTAL SHORT-TERM SECURITIES (cost: $2,899,323)                                                                  2,899,323     4.48


TOTAL INVESTMENT SECURITIES (cost: $63,204,127)                                                                64,136,100    99.02
Other assets less liabilities                                                                                     636,919      .98


NET ASSETS                                                                                                    $64,773,019   100.00%


"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item:

(1)  Coupon rate may change periodically.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $16,404,171, which represented 25.33% of the net assets of the fund.

(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(4) Index-linked bond whose principal amount moves with a government retail price index.


See Notes to Financial Statements




FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
at July 31, 2005
                                                                                                Growth and Income    Bond Portfolio
                                                                                                        Portfolio
Assets:
 Investment securities at market (cost: $92,526,384 and $63,204,127, respectively)                   $105,985,329      $64,136,100
 Cash                                                                                                      92,775           98,733
 Receivables for:
  Sales of investments                                                                                    437,644          103,559
  Sales of fund's shares                                                                                   39,391           32,229
  Dividends and interest                                                                                  133,191          838,393
  Total assets                                                                                        106,688,330       65,209,014

Liabilities:
 Payables for:
  Purchases of investments                                                                                300,006          373,184
  Investment advisory services                                                                             39,986           24,621
  Other fees and expenses                                                                                  38,199           38,190
  Total liabilities                                                                                       378,191          435,995
Net assets at July 31, 2005                                                                          $106,310,139      $64,773,019

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                     $89,167,780      $64,643,567
 Undistributed (distributions in excess of) net investment income                                         342,356         (363,031)
 Undistributed (accumulated) net realized gain (loss)                                                   3,341,716         (438,298)
 Net unrealized appreciation                                                                           13,458,287          930,781
Net assets at July 31, 2005                                                                          $106,310,139      $64,773,019

Shares of beneficial interest issued and outstanding - unlimited shares authorized
 Shares outstanding                                                                                     7,112,686        3,896,560
 Net asset value per share                                                                                $ 14.95          $ 16.62


STATEMENTS OF OPERATIONS
for the year ended July 31, 2005

Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $18,569 on Growth and Income Portfolio)                                             $1,875,999          $68,197
  Interest                                                                                                373,525        3,295,952
  Total income                                                                                          2,249,524        3,364,149
 Fees and expenses:
  Investment advisory services                                                                            498,032          316,152
  Transfer agent services                                                                                     463              410
  Reports to shareholders                                                                                  18,868           12,099
  Registration statement and prospectus                                                                    15,776           11,821
  Trustees' compensation                                                                                   61,098           39,268
  Trustees' travel expenses                                                                                18,674           12,038
  Auditing                                                                                                 38,077           38,077
  Legal                                                                                                    26,956           26,956
  Custodian                                                                                                 1,189              783
  Other                                                                                                     9,662            9,655
  Total fees and expenses before waiver                                                                   688,795          467,259
 Less waiver of fees and expenses:
  Investment advisory services                                                                             31,558           19,876
  Total fees and expenses after waiver                                                                    657,237          447,383
 Net investment income                                                                                  1,592,287        2,916,766


Net realized gain and unrealized
 appreciation (depreciation) on investments
 and non-U.S. currency:
 Net realized gain (loss) on:
  Investments                                                                                           4,303,304          604,319
  Non-U.S. currency transactions                                                                            9,203              (44)
                                                                                                        4,312,507          604,275
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                           3,706,557         (467,260)
  Non-U.S. currency translations                                                                             (672)          (1,036)
                                                                                                        3,705,885         (468,296)

 Net realized gain and unrealized appreciation (depreciation)
        on investments and non-U.S. currency                                                            8,018,392          135,979
Net increase in net assets resulting
 from operations                                                                                       $9,610,679       $3,052,745


See Notes to Financial Statements


GROWTH AND INCOME PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                       Year ended       Year ended
                                                                                                         July 31,         July 31,
                                                                                                             2005             2004
Operations:
 Net investment income                                                                                 $1,592,287       $1,229,871
 Net realized gain on investments and
  non-U.S. currency transactions                                                                        4,312,507        3,632,725
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                                     3,705,885        5,609,071
  Net increase in net assets
   resulting from operations                                                                            9,610,679       10,471,667

Dividends and distributions paid to shareholders:
 Dividends from net investment income                                                                  (1,400,093)      (1,232,643)
 Distributions from net realized gain on investments                                                   (2,564,054)               -
  Total dividends and distributions paid to shareholders                                               (3,964,147)      (1,232,643)

Capital share transactions                                                                             10,635,416        4,876,726

Total increase in net assets                                                                           16,281,948       14,115,750

Net assets:
 Beginning of year                                                                                     90,028,191       75,912,441
 End of year (including undistributed
  net investment income: $342,356 and $146,581, respectively)                                        $106,310,139      $90,028,191




BOND PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                       Year ended       Year ended
                                                                                                         July 31,         July 31,
                                                                                                             2005             2004
Operations:
 Net investment income                                                                                 $2,916,766       $2,932,360
 Net realized gain on investments and
  non-U.S. currency transactions                                                                          604,275        1,426,099
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                                      (468,296)        (673,211)
  Net increase in net assets
   resulting from operations                                                                            3,052,745        3,685,248

Dividends paid to shareholders from net investment income                                              (3,464,879)      (3,167,410)

Capital share transactions                                                                              5,960,099         (210,166)

Total increase in net assets                                                                            5,547,965          307,672

Net assets:
 Beginning of year                                                                                     59,225,054       58,917,382
 End of year (including distributions in excess of
  net investment income: $363,031 and $612,315, respectively)                                         $64,773,019      $59,225,054


See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - ENDOWMENTS (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the trust:

         SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days are determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the trust's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         MORTGAGE DOLLAR ROLLS - Bond Portfolio may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. withholding taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; paydowns on investments; net capital losses; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. As of July 31, 2005, the cost of investment securities for federal income tax purposes was $92,528,502 and $63,880,899 for Growth and Income Portfolio and Bond Portfolio, respectively.

During the year ended July 31, 2005, the Growth and Income Portfolio reclassified $3,581 to undistributed net investment income and $5,622 to capital paid in on shares of beneficial interest from undistributed net realized gains and Bond Portfolio reclassified $797,397 to undistributed net investment income and $726 to capital paid in on shares of beneficial interest from undistributed net realized gains to align financial reporting with tax reporting.

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                GROWTH AND INCOME        BOND PORTFOLIO
                                                                                   PORTFOLIO

Undistributed net investment income and non-U.S. currency gains                      $344,475               $324,856
Loss deferrals related to non-U.S. currency that were realized during the period            -                    (63)
        November 1, 2004 through July 31, 2005
Undistributed short-term capital gains                                                477,502                      -
Undistributed long-term capital gains                                               2,864,213                      -
Short-term and long-term capital loss deferrals                                             -               (438,298)
Gross unrealized appreciation on investment securities                             15,726,068              1,664,147
Gross unrealized depreciation on investment securities                             (2,269,241)            (1,408,946)
Net unrealized appreciation on investment securities                               13,456,827                255,201

For Bond Portfolio, short-term and long-term capital loss deferrals above include a capital loss carryforward of $197,714 expiring in 2011 and reflect the utilization of a capital loss carryforward of $46,737. The capital loss carryforward for Bond Portfolio will be used to offset any capital gains realized by the fund in future years through the expiration date. The funds will not make distributions from capital gains while a capital loss carryforward remains in that fund. Also included in short-term and long-term capital loss deferrals for Bond Portfolio are capital loss deferrals of $240,584 that were realized during the period November 1, 2004 through July 31, 2005. During the year ended July 31, 2005, the funds realized, on a tax basis, net capital gains of $4,303,304 and $46,737 for Growth and Income Portfolio and Bond Portfolio, respectively.

For the year ended July 31, 2005, distributions from realized long-term capital gains were $2,564,054 for Growth and Income Portfolio.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the funds' investment adviser, is the parent company of American Funds Service Company ("AFS"), the funds' transfer agent.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of each fund's daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of each fund. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the year ended July 31, 2005, no such fee reduction was required, but CRMC is voluntarily waiving a portion of the investment advisory services fees. From September 1, 2004, through March 31, 2005, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended July 31, 2005, total investment advisory services fees waived by CRMC were $31,558 and $19,876 for Growth and Income Portfolio and Bond Portfolio, respectively. As a result, the fees shown on the accompanying financial statements of $498,032 and $316,152 for Growth and Income Portfolio and Bond Portfolio, respectively, were both reduced to an annualized rate of 0.468% of average daily net assets.

TRANSFER AGENT SERVICES - The funds have a transfer agent agreement with AFS. Under this agreement, the funds compensate AFS for transfer agent services including shareholder recordkeeping and communications.


AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the trust are or may be considered to be affiliated with CRMC and AFS. No affiliated officers or Trustees received any compensation directly from the funds.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the funds were as follows:


                                              Sales                Reinvestments of dividends           Repurchases
                                                                       and distributions

                                        Amount       Shares           Amount       Shares            Amount       Shares
YEAR ENDED JULY 31, 2005
Growth and Income Portfolio          $12,669,940     869,849      $ 3,499,712     240,757       $ (5,534,236)    (383,646)
Bond Portfolio                         7,665,322     455,477        2,628,385     157,099         (4,333,608)    (259,090)

YEAR ENDED JULY 31, 2004
Growth and Income Portfolio          $11,072,274     797,740        $ 954,392      69,102       $ (7,149,940)    (519,826)
Bond Portfolio                         8,137,204     482,260        2,552,116     152,086        (10,899,486)    (646,832)


                                            Net increase
                                             (decrease)

                                         Amount       Shares
Year ended July 31, 2005
Growth and Income Portfolio         $ 10,635,416     726,960
Bond Portfolio                         5,960,099     353,486


Year ended July 31, 2004             $ 4,876,726     347,016
Growth and Income Portfolio             (210,166)    (12,486)
Bond Portfolio


6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $37,261,664 and $35,074,152 and sales of investment securities of $27,501,497 and $30,242,920, respectively, during the year ended July 31, 2005. Short-term securities were excluded.

The funds receive a reduction in their custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2005, the custodian fees of $1,189 and $783, shown on the accompanying financial statements for Growth and Income Portfolio and Bond Portfolio, respectively, includes $1,134 and $716 that were offset by this reduction, rather than paid in cash.




FINANCIAL HIGHLIGHTS

                                                                            Income from investment operations(1)

                                                                                                             Net
                                           Net asset                                                    gains (losses)
                                             value,                       Net                           on securities
                                           beginning                   investment                       (both realized
GROWTH AND INCOME PORTFOLIO                 of year                      income                        and unrealized)

 Year ended 7/31/2005                        $14.10                      $.24                              $1.20
 Year ended 7/31/2004                         12.57                       .20                               1.53
 Year ended 7/31/2003                         11.61                       .22                                .94
 Year ended 7/31/2002                         13.11                       .23                              (1.33)
 Year ended 7/31/2001                         11.94                       .30                               1.81

                                                                                       Dividends and distributions

                                                                       Dividends
                                            Total from                (from net                Distributions             Total
                                            investment                investment               (from capital         dividends and
GROWTH AND INCOME PORTFOLIO                 operations                 income)                    gains)             distributions

 Year ended 7/31/2005                         $1.44                    $(.21)                     $(.38)                $(.59)
 Year ended 7/31/2004                          1.73                     (.20)                        -                   (.20)
 Year ended 7/31/2003                          1.16                     (.20)                        -                   (.20)
 Year ended 7/31/2002                         (1.10)                    (.24)                      (.16)                 (.40)
 Year ended 7/31/2001                          2.11                     (.34)                      (.60)                 (.94)



                                            Net asset                                               Net assets,
                                            value, end                  Total                      end of period
GROWTH AND INCOME PORTFOLIO                  of year                   return                      (in millions)

 Year ended 7/31/2005                        $14.95                     10.33%                         $106
 Year ended 7/31/2004                         14.10                     13.81                            90
 Year ended 7/31/2003                         12.57                     10.18                            76
 Year ended 7/31/2002                         11.61                     (8.60)                           63
 Year ended 7/31/2001                         13.11                     18.23                            61




                                             Ratio of                  Ratio of
                                            expenses to               expenses to                       Ratio of
                                            average net               average net                      net income
                                           assets before             assets after                      to average
GROWTH AND INCOME PORTFOLIO                   waivers                 waivers (2)                      net assets

 Year ended 7/31/2005                           .69%                      .66%                            1.60%
 Year ended 7/31/2004                           .64                       .64                             1.43
 Year ended 7/31/2003                           .68                       .68                             1.88
 Year ended 7/31/2002                           .66                       .66                             1.81
 Year ended 7/31/2001                           .71                       .71                             2.32



                                                                           Income from investment operations(1)

                                                                                                           Net
                                           Net asset                                                  gains (losses)
                                             value,                      Net                          on securities
                                           beginning                  investment                      (both realized
BOND PORTFOLIO                              of year                     income                       and unrealized)

 Year ended 7/31/2005                        $16.72                      $.78                             $.05
 Year ended 7/31/2004                         16.57                       .83                              .22
 Year ended 7/31/2003                         15.93                       .89                              .77
 Year ended 7/31/2002                         16.56                       .99                             (.53)
 Year ended 7/31/2001                         15.79                      1.16                              .77

                                                                                     Dividends and distributions

                                                                     Dividends
                                            Total from               (from net                Distributions             Total
                                            investment               investment               (from capital         dividends and
BOND PORTFOLIO                              operations                income)                    gains)             distributions

 Year ended 7/31/2005                          $.83                    $(.93)                      $-                  $(.93)
 Year ended 7/31/2004                          1.05                     (.90)                       -                   (.90)
 Year ended 7/31/2003                          1.66                    (1.02)                       -                  (1.02)
 Year ended 7/31/2002                           .46                    (1.09)                       -                  (1.09)
 Year ended 7/31/2001                          1.93                    (1.16)                       -                  (1.16)



                                            Net asset                                               Net assets,
                                            value, end                  Total                      end of period
BOND PORTFOLIO                               of year                   return                      (in millions)

 Year ended 7/31/2005                        $16.62                      5.07%                          $65
 Year ended 7/31/2004                         16.72                      6.37                            59
 Year ended 7/31/2003                         16.57                     10.64                            59
 Year ended 7/31/2002                         15.93                      2.82                            50
 Year ended 7/31/2001                         16.56                     12.67                            46



                                             Ratio of                  Ratio of
                                            expenses to               expenses to                       Ratio of
                                            average net               average net                      net income
                                           assets before             assets after                      to average
BOND PORTFOLIO                                waivers                 waivers (2)                      net assets

 Year ended 7/31/2005                           .74%                      .71%                            4.61%
 Year ended 7/31/2004                           .70                       .70                             4.93
 Year ended 7/31/2003                           .71                       .71                             5.38
 Year ended 7/31/2002                           .70                       .70                             6.07
 Year ended 7/31/2001                           .79                       .75                             7.18



                                          Year ended July 31
Portfolio turnover rate                           2005              2004            2003           2002         2001

Growth and Income Portfolio                       31%                32%            29%             50%          49%
Bond Portfolio                                    51%                36%            25%             70%          48%


(1)  Based on average shares outstanding.

(2) The ratios in this column reflect the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC waived fees for investment advisory services.


See Notes to Financial Statements




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF ENDOWMENTS:

We have audited the accompanying statements of assets and liabilities of ENDOWMENTS (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the summary investment portfolios, as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ENDOWMENTS as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Costa Mesa, CA

September 9, 2005




TAX INFORMATION                                                       unaudited

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Growth and Income Portfolio and Bond Portfolio fiscal year ending July 31, 2005. Much of the information provided below does not apply to most shareholders of these funds.

Certain shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, 100% of the dividends paid by the Growth and Income Portfolio from ordinary income earned during the fiscal year are considered qualified dividend income. Bond Portfolio paid out dividends of $47,000 from ordinary income earned during the fiscal year that are considered qualified dividend income.

Certain states may exempt from income taxation that portion of dividends paid by the funds from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $28,000 and $503,000 of the dividends paid from ordinary income earned by Growth and Income Portfolio and Bond Portfolio, respectively, during the fiscal year were derived from interest on direct U.S. government obligations.

ADDITIONAL TAX INFORMATION WILL BE MAILED IN EARLY 2006 TO APPLICABLE SHAREHOLDERS TO HELP DETERMINE CALENDAR YEAR AMOUNTS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


EXPENSE EXAMPLE                                                       unaudited

As a shareholder of the funds, you incur certain ongoing costs, including management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 through July 31, 2005).

ACTUAL EXPENSES:
The first line for each fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. Shareholders may be subject to fees charged by financial intermediaries. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line for each fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Shareholders may be subject to fees charged by financial intermediaries. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.


                                                         Beginning         Ending          Expenses       Annualized
                                                          Account         Account         Paid During    Expense Ratio
                                                           Value           Value           Period(1)
                                                          2/1/2005       7/31/2005


Growth & Income Portfolio -- actual return              $1,000.00         $1,033.39         $ 3.33           .66%
Growth & Income Portfolio -- assumed 5% return           1,000.00          1,021.52           3.31           .66


Bond Portfolio -- actual return                          1,000.00          1,009.05           3.49           .70
Bond Portfolio -- assumed 5% return                      1,000.00          1,021.32           3.51           .70


(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).




APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AND SERVICE AGREEMENT FOR ENDOWMENTS:
GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO

The Board of Trustees of the Endowments Trust, on behalf of the Trust's Growth and Income Portfolio and Bond Portfolio (each a fund), has approved the renewal of the Investment Advisory and Service Agreement (the agreement) for each fund with Capital Research and Management Company (CRMC) for an additional one-year term through July 27, 2006. The renewal of the agreements was approved by the Board following the recommendation of the Trust's Contracts Committee (the "committee"), which is composed of all the Trust's independent Trustees. The information, material factors and conclusions that formed the basis for the committee's recommendation and the Board's subsequent approval are described below.

1. INFORMATION RECEIVED

MATERIALS REVIEWED -- During the course of each year, the independent Trustees receive a wide variety of materials relating to the services provided by CRMC, including reports on each fund's investment results; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by CRMC to the funds. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding each fund's investment results, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of CRMC to institutional clients), financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each fund.

REVIEW PROCESS -- The committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Trustees. The committee discussed the renewal of the agreements with CRMC representatives and in a private session with independent legal counsel at which no representatives of CRMC were present. In deciding to recommend the renewal of the agreements, the committee did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the committee.

2. NATURE, EXTENT AND QUALITY OF SERVICES

CRMC, ITS PERSONNEL AND ITS RESOURCES -- The Board and the committee considered the depth and quality of CRMC's investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC's commitment to investing in information technology supporting investment management and compliance. They further considered CRMC's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

OTHER SERVICES -- The Board and the committee considered CRMC's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed; and its attention to matters that may involve conflicts of interest with the funds. The Board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by CRMC to the funds under the agreements and other agreements, including the administrative, legal, and fund accounting and treasury functions.

The Board and the committee concluded that the nature, extent and quality of the services provided by CRMC has benefited and will continue to benefit each fund and its shareholders.

3. INVESTMENT RESULTS

The Board and the committee considered each fund's unique, balanced pursuit of its investment objectives and the investment results of each fund in light of its objectives. They compared each fund's total returns with various independent mutual fund indices. The Board and the committee noted the investment results of each fund for the five- and ten-year periods ended March 31, 2005, and for the one-year period ended March 31, 2005. The Board and the committee noted that the investment results of Growth and Income Portfolio for the five- and ten-year periods exceeded the relevant indices on both a cumulative and annualized basis. For the one-year period, the fund's return exceeded the Lipper Growth & Income Funds Index and closely matched the unmanaged S&P 500 Index. The results for the one-, five- and ten-year periods were achieved with materially less risk (measured by reference to volatility). The Board and the committee noted that the investment results of Bond Portfolio for the one- and five-year periods exceeded the relevant indices on both a cumulative and annualized basis, and for the ten-year period exceeded the Lipper A-rated Bond Funds Index and, even with the fund's higher credit quality portfolio, closely approximated the annual return of the Citigroup Broad Investment-Grade Index and Lehman Aggregate Bond Index. The Board and the committee ultimately concluded that CRMC's record in managing each fund indicates that its continued management will benefit each fund and its shareholders.

4. ADVISORY FEES AND TOTAL EXPENSES

The Board and the committee reviewed the advisory fees and total expenses of each fund (each as a percentage of average net assets) and compared such amounts with the average fee and expense levels of other funds in the applicable Lipper indices. The Board and the committee observed that each fund's advisory fees and total expenses (each as a percentage of average net assets) were well below the median fee and expense levels of the other funds in both indices. The Board and the committee also noted the 5% voluntary advisory fee waiver that CRMC put into effect complex-wide during 2004. The Board and the committee also took into account the fact that CRMC had agreed to a 10% voluntary fee waiver effective April 1, 2005. The Board and the committee concluded that the relatively low level of the fees charged by CRMC will benefit each fund and its shareholders.

The Board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They concluded that although the fees paid by those clients generally were lower than those paid by the funds and the American Funds in general, the differences appropriately reflected CRMC's significantly greater responsibilities with respect to mutual funds, and the more comprehensive regulatory regime applicable to mutual funds. The Board and the committee also reviewed information regarding the advisory fees paid by other mutual funds advised by CRMC with similar investment mandates and found them to be comparable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board and the committee reviewed information regarding CRMC's costs of providing services to the funds, as well as the resulting level of profits to CRMC, noting that those results were comparable to the reported results of several large publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC's investment professionals were compensated and CRMC's view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the committee considered CRMC's need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoints in each fund's advisory fee structure provide for reductions in the level of fees charged by CRMC to each fund as fund assets increase, reflecting economies of scale in the cost of operations that will be shared with fund shareholders. The Board and the committee concluded that each fund's cost structure was reasonable and that CRMC was committed to sharing economies of scale with each fund and its shareholders, to their benefit.

6. ANCILLARY BENEFITS

The Board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC's relationship with the funds and the American Funds and possible ancillary benefits to CRMC's institutional management affiliate. The Board and the committee reviewed CRMC's portfolio trading practices, noting that CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, but that CRMC does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement is fair and reasonable to each fund and its shareholders, that each fund's shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by each fund, and that the renewal of the agreements was in the best interests of each fund and its shareholders.


BOARD OF TRUSTEES

"Non-interested" Trustees

                                             YEAR FIRST
                                               ELECTED
NAME, AGE AND                                 A TRUSTEE
TELEPHONE NUMBER                           OF THE TRUST(1)    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Robert J. Denison, 64                           2003          Chair, First Security Management (private
505/988-5415                                                  investments)

Steven D. Lavine, Ph.D., 58                     1994          President, California Institute of the Arts
661/255-1050

Joseph M. Lumarda, 45                           2000          Executive Vice President and Chief Operating
213/413-4130                                                  Officer, California Community Foundation

Patricia A. McBride, 62                         1988          Chief Financial Officer, Cosmetic and Maxillofacial
Chairman of the Board                                         Surgery Center, Medical City Dallas Hospital
(Independent and Non-Executive)
214/368-0268

Gail L. Neale, 70                               1998          President, The Lovejoy Consulting Group, Inc.
802/658-5673                                                  (a pro bono consulting group advising nonprofit organizations)

Robert C. Ziebarth, 69                          1993          Management consultant, Ziebarth Company
208/725-0535                                                  (management and financial consulting)



"Non-interested" Trustees

                                              NUMBER OF
                                             PORTFOLIOS
                                               IN FUND
                                             COMPLEX(2)
NAME, AGE AND                                OVERSEEN BY
TELEPHONE NUMBER                               TRUSTEE        OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Robert J. Denison, 64                             6           None
505/988-5415

Steven D. Lavine, Ph.D., 58                       2           None
661/255-1050

Joseph M. Lumarda, 45                             2           None
213/413-4130

Patricia A. McBride, 62                           2           None
Chairman of the Board
(Independent and Non-Executive)
214/368-0268

Gail L. Neale, 70                                 6           None
802/658-5673

Robert C. Ziebarth, 69                            2           None
208/725-0535




"Interested" Trustees(4)

                                             YEAR FIRST
                                             ELECTED A
NAME, AGE,                                   TRUSTEE OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
POSITION WITH TRUST                          OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
AND TELEPHONE NUMBER                        THE TRUST(1)      UNDERWRITER OF THE TRUST

Robert G. O'Donnell, 61                         1995          Senior Vice President and Director,
Vice Chairman of the Board                                    Capital Research and Management Company
415/393-7120

Thomas E. Terry, 67                             1969          Consultant; former Vice President and Secretary,
608/256-9910                                                  Capital Research and Management Company



"Interested" Trustees(4)

                                              NUMBER OF
                                             PORTFOLIOS
                                               IN FUND
NAME, AGE,                                   COMPLEX(2)
POSITION WITH TRUST                          OVERSEEN BY
AND TELEPHONE NUMBER                           TRUSTEE        OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Robert G. O'Donnell, 61                           4           None
Vice Chairman of the Board
415/393-7120

Thomas E. Terry, 67                               2           None
608/256-9910




Trustee Emeritus

Robert B. Egelston, 74                                        Former Chairman of the Board, The Capital Group Companies, Inc.(5)


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT
TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS
SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF
THE TRUST IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND
SECRETARY.


OTHER OFFICERS(6)

                                             YEAR FIRST
                                             ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH TRUST                         THE TRUST(1)      UNDERWRITER OF THE TRUST

Claudia P. Huntington, 53                       1996          Senior Vice President, Capital Research and
President                                                     Management Company; Director, The Capital Group Companies, Inc.(5)

Abner D. Goldstine, 75                          1995          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company

John H. Smet, 49                                1996          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company; Director, American Funds Distributors, Inc.(5)

Gregory D. Johnson, 42                          2000          Senior Vice President, Capital Research Company(5)
Vice President

Krista M. Johnson, 40                           2000          Assistant Vice President -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company

Patrick F. Quan, 47                             1986          Vice President -- Fund Business Management
Vice President and Secretary                                  Group, Capital Research and Management Company

Susi M. Silverman, 35                           1998          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Dayna G. Yamabe, 38                             2003          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

(1) Trustees and officers of the trust serve until their resignation, removal or retirement.

(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.

(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.

(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities.

(5)  Company affiliated with Capital Research and Management Company.

(6) All of the officers listed, except Krista M. Johnson, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

OFFICE OF THE TRUST
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
Institutional Investment Services/HOST
P.O. Box 25065 Santa Ana, CA 92799-5965

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

FOR MORE INFORMATION ABOUT ANY OF THE AMERICAN FUNDS, PLEASE ASK YOUR INVESTMENT PROFESSIONAL FOR A PROSPECTUS.

"American Funds Proxy Voting Guidelines" -- which describes how we vote proxies relating to portfolio securities -- is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the ENDOWMENTS website at americanfunds.com/endowments and on the SEC website.

A complete July 31, 2005, portfolio of ENDOWMENTS' investments is available free of charge on the SEC website or upon request by calling AFS.

ENDOWMENTS files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This form is available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of ENDOWMENTS, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.

[logo - CAPITAL RESEARCH AND MANAGEMENT (SM)]

THE CAPITAL GROUP COMPANIES

Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds

Lit. No. MFGEAR-985-0905P

Litho in USA SWD/PL/6375-S4881

(C) 2005 ENDOWMENTS

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, San Francisco, California 94120.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Robert C. Ziebarth, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

          Registrant:
             a) Audit Fees:
                    2004             $66,000
                    2005             $67,000
             b) Audit- Related Fees:
                    2004             $5,000
                    2005             $5,000
                    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's investment adviser conducted in accordance with Statement on
                    Auditing   Standards   Number  70  issued  by  the  American
                    Institute of Certified Public Accountants.
             c) Tax Fees:
                    2004             $8,000
                    2005             $9,000
                    The tax fees consist of professional services relating to the preparation of the Registrant's tax returns.
             d) All Other Fees:
                    2004             none
                    2005             none


          Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
             a) Not Applicable
             b) Audit- Related Fees:
                    2004             $338,000
                    2005             $349,000
                    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.
             c) Tax Fees:
                    2004             none
                    2005             none
             d) All Other Fees:
                    2004             none
                    2005             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $695,000 for fiscal year 2004 and $1,124,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.


ITEM 6 - Schedule of Investments

[logo - CAPITAL RESEARCH AND MANAGEMENT (SM)]


ENDOWMENTS, GROWTH AND INCOME PORTFOLIO (SM)
INVESTMENT PORTFOLIO


July 31, 2005

Common stocks -- 88.43%                                                                                      Shares     Market value

INFORMATION TECHNOLOGY -- 14.47%
Texas Instruments Inc.                                                                                       78,000     $  2,477,280
Microsoft Corp.                                                                                              95,000        2,432,950
Intel Corp.                                                                                                  80,000        2,171,200
Cisco Systems, Inc.(1)                                                                                       78,000        1,493,700
Nokia Corp. (ADR)                                                                                            78,000        1,244,100
Oracle Corp.(1)                                                                                              85,000        1,154,300
International Business Machines Corp.                                                                        12,000        1,001,520
Analog Devices, Inc.                                                                                         20,000          784,000
Linear Technology Corp.                                                                                      15,000          582,900
Symbol Technologies, Inc.                                                                                    50,000          582,000
Hewlett-Packard Co.                                                                                          20,000          492,400
Dell Inc.(1)                                                                                                 12,000          485,640
EMC Corp.(1)                                                                                                 35,000          479,150
                                                                                                                          15,381,140

CONSUMER STAPLES -- 13.46%
Altria Group, Inc.                                                                                           44,000        2,946,240
Wal-Mart Stores, Inc.                                                                                        51,000        2,516,850
PepsiCo, Inc.                                                                                                32,000        1,744,960
Sara Lee Corp.                                                                                               62,000        1,235,660
Procter & Gamble Co.                                                                                         20,000        1,112,600
Walgreen Co.                                                                                                 22,000        1,052,920
Coca-Cola Co.                                                                                                20,000          875,200
L'Oreal SA                                                                                                   10,000          789,793
WD-40 Co.                                                                                                    26,000          746,980
General Mills, Inc.                                                                                          14,000          663,600
Avon Products, Inc.                                                                                          19,000          621,490
                                                                                                                          14,306,293

FINANCIALS -- 11.99%
American International Group, Inc.                                                                           29,000        1,745,800
American Express Co.                                                                                         29,000        1,595,000
Wells Fargo & Co.                                                                                            25,000        1,533,500
Berkshire Hathaway Inc., Class A(1)                                                                              15        1,252,500
Fulton Financial Corp.                                                                                       52,225          943,184
Bank of America Corp.                                                                                        20,000          872,000
Bank of New York Co., Inc.                                                                                   25,000          769,500
Jefferson-Pilot Corp.                                                                                        15,000          752,550
U.S. Bancorp                                                                                                 25,000          751,500
SunTrust Banks, Inc.                                                                                         10,000          727,200
St. Paul Travelers Companies, Inc.                                                                           15,000          660,300
Citigroup Inc.                                                                                               15,000          652,500
Marsh & McLennan Companies, Inc.                                                                             17,000          492,490
                                                                                                                          12,748,024

HEALTH CARE -- 11.76%
Medtronic, Inc.                                                                                              40,000        2,157,600
Sanofi-Aventis                                                                                               15,000        1,298,427
Eli Lilly and Co.                                                                                            22,000        1,239,040
Roche Holding AG                                                                                              8,000        1,088,199
Johnson & Johnson                                                                                            17,000        1,087,320
Merck & Co., Inc.                                                                                            25,000          776,500
Novo Nordisk A/S, Class B                                                                                    15,000          775,799
Becton, Dickinson and Co.                                                                                    14,000          775,180
Medco Health Solutions, Inc.(1)                                                                              15,000          726,600
Abbott Laboratories                                                                                          15,000          699,450
Pfizer Inc                                                                                                   25,000          662,500
Amgen Inc.(1)                                                                                                 8,000          638,000
Bristol-Myers Squibb Co.                                                                                     23,000          574,540
                                                                                                                          12,499,155

CONSUMER DISCRETIONARY -- 10.14%
Lowe's Companies, Inc.                                                                                       28,000        1,854,160
Target Corp.                                                                                                 30,000        1,762,500
Walt Disney Co.                                                                                              52,000        1,333,280
Time Warner Inc.(1)                                                                                          78,000        1,327,560
Garmin Ltd.                                                                                                  22,000        1,207,580
Home Depot, Inc.                                                                                             20,000          870,200
Gannett Co., Inc.                                                                                            10,000          729,600
Delphi Corp.                                                                                                130,000          689,000
Gentex Corp.                                                                                                 30,000          534,600
TJX Companies, Inc.                                                                                          20,000          470,200
                                                                                                                          10,778,680

INDUSTRIALS -- 9.14%
3M Co.                                                                                                       24,000        1,800,000
Lockheed Martin Corp.                                                                                        25,000        1,560,000
United Technologies Corp.                                                                                    30,000        1,521,000
General Electric Co.                                                                                         40,000        1,380,000
General Dynamics Corp.                                                                                        8,000          921,520
Avery Dennison Corp.                                                                                         15,000          850,050
Illinois Tool Works Inc.                                                                                      7,000          599,550
Northrop Grumman Corp.                                                                                       10,000          554,500
Emerson Electric Co.                                                                                          8,000          526,400
                                                                                                                           9,713,020

ENERGY -- 7.95%
Exxon Mobil Corp.                                                                                            52,000        3,055,000
Royal Dutch Shell PLC, Class B (ADR)                                                                         38,000        2,419,460
Chevron Corp.                                                                                                37,000        2,146,370
Schlumberger Ltd.                                                                                            10,000          837,400
                                                                                                                           8,458,230

MATERIALS -- 2.63%
Air Products and Chemicals, Inc.                                                                             13,000          776,880
Alcoa Inc.                                                                                                   25,000          701,250
International Flavors & Fragrances Inc.                                                                      18,000          682,560
International Paper Co.                                                                                      20,000          632,000
                                                                                                                           2,792,690

TELECOMMUNICATION SERVICES -- 2.38%
Sprint Corp.                                                                                                 36,000    $     968,400
BellSouth Corp.                                                                                              32,000          883,200
Verizon Communications Inc.                                                                                  20,000          684,600
                                                                                                                           2,536,200

UTILITIES -- 2.14%
Duke Energy Corp.                                                                                            30,000          886,200
NSTAR                                                                                                        24,000          727,920
FirstEnergy Corp.                                                                                            13,267          660,431
                                                                                                                           2,274,551

MISCELLANEOUS -- 2.37%
Other common stocks in initial period of acquisition                                                                       2,526,249


Total common stocks (cost: $80,501,155)                                                                                   94,014,232



                                                                                                         Principal amount
Convertible securities -- 0.98%                                                                                (000)

INFORMATION TECHNOLOGY -- 0.98%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                                           $1,000        1,038,750


TOTAL CONVERTIBLE SECURITIES (cost: $1,092,882)                                                                            1,038,750



Short-term securities -- 10.28%

Harley-Davidson Funding Corp. 3.23% due 8/8/2005(2)                                                           1,700        1,698,779
Triple-A One Funding Corp. 3.38% due 8/24/2005(2)                                                             1,500        1,496,619
Coca-Cola Co. 3.21% due 8/9/2005                                                                              1,200        1,199,035
Scripps (E.W.) Co. 3.24% due 8/10/2005(2)                                                                       900          899,189
Park Avenue Receivables Co., LLC 3.40% due 8/25/2005(2)                                                         900          897,874
NetJets Inc. 3.33% due 9/9/2005(2)                                                                              850          846,853
Colgate-Palmolive Co. 3.22% due 8/4/2005(2)                                                                     800          799,714
IBM Corp. 3.24% due 8/17/2005                                                                                   800          798,775
CAFCO, LLC 3.37% due 8/30/2005(2)                                                                               750          747,893
Freddie Mac 3.25% due 8/23/2005                                                                                 700          698,545
Hershey Co. 3.22% due 8/16/2005(2)                                                                              600          599,140
General Electric Capital Corp. 3.29% due 8/1/2005                                                               250          249,931

TOTAL SHORT-TERM SECURITIES (cost: $10,932,347)                                                                           10,932,347


TOTAL INVESTMENT SECURITIES (cost: $92,526,384)                                                                          105,985,329
Other assets less liabilities                                                                                                324,810

NET ASSETS                                                                                                              $106,310,139


"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.




(1)  Security did not produce income during the last 12 months.

(2)  Purchased  in a private  placement  transaction;  resale  may be limited to
     qualified   institutional   buyers;   resale  to  the  public  may  require
     registration.  The  total  value  of all  such  restricted  securities  was
     $7,986,061, which represented 7.51% of the net assets of the fund.

ADR = American Depositary Receipts




ENDOWMENTS, BOND PORTFOLIO (SM)
INVESTMENT PORTFOLIO
July 31, 2005

                                                                                                         Principal amount
Bonds & notes -- 88.24%                                                                                       (000)     Market value

CORPORATE BONDS & NOTES -- 53.63%
Financials -- 19.16%
Washington Mutual, Inc. 5.625% 2007                                                                            $375         $381,082
Washington Mutual, Inc. 3.899% 2010(1)                                                                          400          401,080
Washington Mutual Bank, FA 6.875% 2011                                                                          250          274,389
PRICOA Global Funding I 4.20% 2010(2)                                                                           250          245,371
Prudential Holdings, LLC, Series C, 8.695% 2023(2,3)                                                            250          321,301
CIT Group Inc. 3.65% 2007                                                                                       125          122,617
CIT Group Inc. 7.375% 2007                                                                                      250          261,679
CIT Group Inc. 7.75% 2012                                                                                       125          144,141
EOP Operating LP 4.65% 2010                                                                                     200          196,432
EOP Operating LP 8.10% 2010                                                                                     125          141,672
EOP Operating LP 6.75% 2012                                                                                     125          136,787
Abbey National PLC 6.70% (undated)(1)                                                                           250          262,886
Abbey National PLC 7.35% (undated)(1)                                                                           200          206,586
Sumitomo Mitsui Banking Corp. 5.625% (undated)(1,2)                                                             450          449,168
USA Education, Inc. 5.625% 2007                                                                                 125          127,347
SLM Corp., Series A, 4.50% 2010                                                                                 325          321,646
XL Capital Ltd. 5.25% 2014                                                                                      300          297,491
Mangrove Bay Pass Through Trust 6.102% 2033(1,2)                                                                125          126,135
TuranAlem Finance BV 8.50% 2015(2)                                                                              400          413,000
AIG SunAmerica Global Financing XII 5.30% 2007(2)                                                               275          278,787
AIG SunAmerica Global Financing VII 5.85% 2008(2)                                                               125          128,948
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)(1,2)                                                      375          397,518
J.P. Morgan Chase & Co. 5.75% 2013                                                                              125          131,957
JPM Capital Trust I, cumulative capital securities trust, 7.54% 2027                                            200          214,137
Chuo Mitsui Trust and Banking Co., Ltd. 5.506% (undated)(1,2)                                                   350          338,694
Deutsche Bank Capital Funding Trust I, 7.872% (undated)(1,2)                                                    300          332,232
Lazard LLC 7.125% 2015(2)                                                                                       315          314,115
Banco Santander-Chile 5.375% 2014(2)                                                                            300          303,074
BNP Paribas 5.186% noncumulative (undated)(1,2)                                                                 300          298,310
Countrywide Home Loans, Inc., Series L, 4.00% 2011                                                              300          285,825
Development Bank of Singapore Ltd. 7.875% 2009(2)                                                               250          279,285
Downey Financial Corp. 6.50% 2014                                                                               250          259,948
United Overseas Bank Ltd. 5.375% 2019(1,2)                                                                      250          253,412
Citigroup Inc. 4.625% 2010                                                                                      250          250,095
Bayerische Landesbank, Series F, 2.50% 2006                                                                     250          247,539
Berkshire Hathaway Finance Corp. 4.125% 2010                                                                    250          244,824
Liberty Mutual Group Inc. 6.50% 2035(2)                                                                         250          242,170
Hospitality Properties Trust 6.75% 2013                                                                         215          231,681
Barclays Bank PLC, Series 1, 6.278% noncumulative preferred (undated)(1)                                        200          205,124
MBNA Global Capital Funding, Series B, 4.01% 2027(1)                                                            200          195,934
Kimco Realty Corp., Series C, 4.82% 2014                                                                        200          194,841
Nationwide Mutual Insurance Co. 7.875% 2033(2)                                                                  125          153,578
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)(1,2)                                           125          135,728
First Industrial, LP 6.875% 2012                                                                                125          134,288
Household Finance Corp. 6.375% 2011                                                                             125          134,143
Rouse Co. 7.20% 2012                                                                                            125          132,234
United Dominion Realty Trust, Inc. 6.50% 2009                                                                   125          132,105
ReliaStar Financial Corp. 8.00% 2006                                                                            125          129,927
ProLogis Trust 7.05% 2006                                                                                       125          127,523
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007(2)                                                125          126,615
Allstate Financial Global Funding LLC 5.25% 2007(2)                                                             125          126,563
CNA Financial Corp. 5.85% 2014                                                                                  125          125,781
Simon Property Group, LP 4.875% 2010                                                                            125          124,790
Hartford Financial Services Group, Inc. 2.375% 2006                                                             125          123,110
HBOS Treasury Services PLC 3.75% 2008(2)                                                                        125          122,439
John Hancock Global Funding II, Series 2004-A, 3.50% 2009(2)                                                    125          120,365
                                                                                                                          12,408,449

Consumer Discretionary -- 12.03%
Residential Capital Corp. 6.375% 2010(2)                                                                        250          254,283
General Motors Acceptance Corp. 7.75% 2010                                                                      245          247,578
General Motors Acceptance Corp. 7.25% 2011                                                                      555          541,203
General Motors Acceptance Corp. 5.53% 2014(1)                                                                   250          227,920
General Motors Corp. 8.25% 2023                                                                                 150          135,000
General Motors Acceptance Corp. 8.00% 2031                                                                      125          121,576
Ford Motor Credit Co. 7.375% 2009                                                                               200          199,734
Ford Motor Credit Co. 7.875% 2010                                                                               600          606,190
Ford Motor Credit Co. 7.375% 2011                                                                               200          198,918
Ford Motor Co. 7.45% 2031                                                                                       100           85,005
Comcast Cable Communications, Inc. 8.375% 2007                                                                  125          133,058
Tele-Communications, Inc. 9.80% 2012                                                                            215          268,641
Tele-Communications, Inc. 7.875% 2013                                                                           250          292,128
Comcast Corp. 6.50% 2015                                                                                        125          137,213
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                          600          669,862
DaimlerChrysler North America Holding Corp. 7.30% 2012                                                          125          138,472
Toll Brothers, Inc. 6.875% 2012                                                                                 375          411,192
Toll Brothers Finance Corp. 5.15% 2015(2)                                                                       200          195,561
Clear Channel Communications, Inc. 6.625% 2008                                                                  125          128,826
Clear Channel Communications, Inc. 7.65% 2010                                                                   250          267,342
Centex Corp. 4.75% 2008                                                                                         150          149,771
Centex Corp. 5.25% 2015                                                                                         200          196,735
ArvinMeritor, Inc. 6.625% 2007                                                                                  250          255,000
Harrah's Operating Co., Inc. 5.625% 2015(2)                                                                     250          253,746
MDC Holdings, Inc. 5.50% 2013                                                                                   250          250,913
Ryland Group, Inc. 5.375% 2012                                                                                  250          248,382
Viacom Inc. 6.625% 2011                                                                                         210          222,289
Toys "R" Us, Inc. 7.875% 2013                                                                                   215          191,350
AOL Time Warner Inc. 7.625% 2031                                                                                125          154,507
Pulte Homes, Inc. 8.125% 2011                                                                                   125          142,745
Univision Communications Inc. 7.85% 2011                                                                        125          139,702
Hyatt Equities, LLC 6.875% 2007(2)                                                                              125          128,093
Carnival Corp. 3.75% 2007                                                                                       125          122,930
Liberty Media Corp. 8.25% 2030                                                                                   75           75,877
                                                                                                                           7,791,742

Industrials -- 6.82%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011(3)                                            385          380,940
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022(3)                                            207          209,750
John Deere Capital Corp. 3.90% 2008                                                                             125          123,447
Deere & Co. 8.95% 2019                                                                                          370          423,420
Northwest Airlines Trust, Series 2, Class A, 9.25% 2014(3)                                                      136          139,345
Northwest Airlines, Inc., Series 1999-3, Class G, 7.935% 2020(3)                                                195          208,304
Northwest Airlines, Inc., Series 2001-1, Class A-1, 7.041% 2023(3)                                              179          170,724
Hutchison Whampoa International Ltd. 7.00% 2011(2)                                                              375          409,434
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012(3)                                               389          404,936
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013(2,3)                              343          367,732
Bombardier Inc. 6.30% 2014(2)                                                                                   375          354,375
Cendant Corp. 7.375% 2013                                                                                       250          282,384
General Electric Capital Corp., Series A, 5.375% 2007                                                           125          127,144
General Electric Capital Corp., Series A, 6.00% 2012                                                            125          133,912
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012                                                     200          186,115
Tyco International Group SA 6.375% 2011                                                                         150          162,700
Caterpillar Financial Services Corp. 4.30% 2010                                                                 125          123,309
Union Pacific Railroad Co. Pass Through Trust, Series 2003-1, 4.698% 2024(3)                                    125          120,871
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023(2,3)                 84           84,954
Jet Equipment Trust, Series 1994-A, 11.79% 2013(2,4)                                                            750               75
                                                                                                                           4,413,871

Telecommunication Services -- 4.85%
AT&T Wireless Services, Inc. 7.875% 2011                                                                        200          229,362
AT&T Wireless Services, Inc. 8.125% 2012                                                                        350          413,925
SBC Communications Inc. 5.10% 2014                                                                              550          553,997
France Telecom 8.50% 2011(1)                                                                                    400          458,605
ALLTEL Corp. 4.656% 2007                                                                                        300          301,080
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                                 250          253,533
Qwest Services Corp. 13.50% 2010                                                                                176          203,280
Deutsche Telekom International Finance BV 8.75% 2030(1)                                                         125          167,723
BellSouth Corp. 5.20% 2016                                                                                      150          150,514
TELUS Corp. 8.00% 2011                                                                                          125          144,501
Koninklijke KPN NV 8.00% 2010                                                                                   125          142,709
Telecom Italia Capital SA 4.95% 2014(2)                                                                         125          122,746
                                                                                                                           3,141,975

Utilities -- 4.39%
FPL Energy American Wind, LLC 6.639% 2023(2,3)                                                                  267          285,750
FPL Energy National Wind, LLC 5.608% 2024(2,3)                                                                  245          245,507
Midwest Generation, LLC, Series B, 8.56% 2016(3)                                                                 95          105,318
Homer City Funding LLC 8.734% 2026(3)                                                                           298          354,894
Commonwealth Edison Co., Series 99, 3.70% 2008                                                                  125          122,682
Exelon Generation Co., LLC 6.95% 2011                                                                           300          331,343
Reliant Energy Resources Corp. 7.75% 2011                                                                       250          283,115
AES Ironwood, LLC 8.857% 2025(3)                                                                                237          273,213
NiSource Finance Corp. 7.625% 2005                                                                              250          252,510
Constellation Energy Group, Inc. 6.125% 2009                                                                    200          210,070
Duke Capital Corp. 6.25% 2013                                                                                   125          134,073
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                                     125          126,663
PSEG Power LLC 3.75% 2009                                                                                       125          120,631
                                                                                                                           2,845,769

Materials -- 2.61%
Norske Skogindustrier ASA 7.625% 2011(2)                                                                        500          548,252
Georgia-Pacific Corp. 7.50% 2006                                                                                353          361,825
Equistar Chemicals, LP and Equistar Funding Corp. 8.75% 2009                                                    250          266,875
Weyerhaeuser Co. 6.75% 2012                                                                                     125          136,201
Phelps Dodge Corp. 6.125% 2034                                                                                  125          129,827
International Paper Co. 5.85% 2012                                                                              125          129,112
Dow Chemical Pass Through Trust, Series 2004, 4.027% 2009(2)                                                    125          120,984
                                                                                                                           1,693,076

Health Care -- 1.51%
Cardinal Health, Inc. 6.75% 2011                                                                                250          272,603
Cardinal Health, Inc. 4.00% 2015                                                                                200          182,299
Health Net, Inc. 9.875% 2011(1)                                                                                 125          146,831
Humana Inc. 7.25% 2006                                                                                          125          127,838
UnitedHealth Group Inc. 5.20% 2007                                                                              125          126,298
Amgen Inc. 4.00% 2009                                                                                           125          122,507
                                                                                                                             978,376

Energy -- 1.06%
Tengizchevroil Finance Co. S.ar.l., Series A, 6.124% 2014(2,3)                                                  300          305,625
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(2,3)                                                      224          218,836
Devon Energy Corp. 7.95% 2032                                                                                   125          161,972
                                                                                                                             686,433

Consumer Staples -- 0.62%
Delhaize America, Inc. 8.125% 2011                                                                              250          280,062
CVS Corp. 6.117% 2013(2,3)                                                                                      113          118,478
                                                                                                                             398,540

Information Technology -- 0.58%
Jabil Circuit, Inc. 5.875% 2010                                                                                 125          128,664
Electronic Data Systems Corp., Series B, 6.50% 2013(1)                                                          125          126,872
Chartered Semiconductor Manufacturing Ltd. 6.375% 2015                                                          125          123,216
                                                                                                                             378,752

MORTGAGE- AND ASSET-BACKED OBLIGATIONS(3) -- 17.85%
Fannie Mae, Series 2000-T5B, 7.30% 2010                                                                         250          279,078
Fannie Mae, Series 2001-T6B, 6.088% 2011                                                                        250          268,240
Fannie Mae 6.00% 2016                                                                                            34           34,912
Fannie Mae, Series 2001-4, Class GA, 10.242% 2025(1)                                                             54           60,892
Fannie Mae 7.00% 2026                                                                                            29           30,678
Fannie Mae 6.50% 2031                                                                                            23           23,461
Fannie Mae 7.00% 2031                                                                                            17           18,142
Fannie Mae 7.50% 2031                                                                                            12           13,269
Fannie Mae, Series 2001-20, Class C, 11.989% 2031(1)                                                             54           62,139
Fannie Mae 6.00% 2034                                                                                           236          240,853
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                               37           38,787
Government National Mortgage Assn. 8.50% 2008                                                                    16           16,345
Government National Mortgage Assn. 10.00% 2020                                                                   65           75,255
Government National Mortgage Assn. 7.00% 2034                                                                   183          194,246
Government National Mortgage Assn. 5.50% 2035                                                                   250          252,842
Government National Mortgage Assn. 5.50% 2035                                                                   233          235,402
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009(2)                                       500          499,900
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2010(2)                                        250          245,850
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030                                375          393,862
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032                               250          273,730
CWABS, Inc., Series 2004-15, Class AF-4, 4.614% 2032                                                            382          374,904
CWABS, Inc., Series 2004-15, Class AF-5, 5.227% 2035                                                            250          247,644
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.213% 2030(1)                                        250          263,679
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.213% 2030(1)                                        250          260,924
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035(2)                                              200          197,860
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035(2)                                                 325          321,490
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030                                          489          510,597
Freddie Mac 8.75% 2008                                                                                            6            6,228
Freddie Mac 4.00% 2015                                                                                          237          228,538
Freddie Mac 6.00% 2034                                                                                          197          201,334
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                               55           54,889
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035                       220          216,355
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035                       250          270,224
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2, 5.935% 2034                               64           64,542
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039                               255          247,383
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040                               124          129,396
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035                              399          412,048
Residential Funding Mortgage Securities I, Inc., Series 2004-SA1, Class A-II, 4.337% 2034(1)                    411          404,817
Wells Fargo Home Equity Trust, Series 2004-2, Class AI-5, 4.89% 2028                                            334          328,823
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026(2)                                                      299          322,136
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-B-1, 8.395% 2016                                   89           91,124
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020                                     200          210,118
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035                             250          262,430
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                              250          258,459
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042                                250          250,656
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 3.69% 2035(1)                          250          250,195
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046                250          249,458
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012                                          250          247,161
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035                                    244          246,408
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025                                         125          140,544
Chase Manhattan Bank -- First Union National Bank, Commercial Mortgage Trust, Series 1999-1,
        Class B, 7.619% 2031                                                                                    125          138,169
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                                          125          131,953
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011(2)                                  118          124,065
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011(2)                                          121          121,729
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.706% 2034(1)                                         100           99,834
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class A-3, 6.869% 2029                                87           90,699
Prestige Auto Receivables Trust, Series 2003-1, Class A-2, FSA insured, 2.41% 2010(2)                            78           77,346
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A, 4.229% 2034(1)                          73           72,727
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.544% 2027(1)(,2)                                  62           63,706
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                            57           58,308
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.007% 2033(1)                                               57           55,808
                                                                                                                          11,562,591

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES -- 13.98%
U.S. Treasury 5.75% 2005                                                                                        500          503,085
U.S. Treasury 10.75% 2005                                                                                       350          350,983
U.S. Treasury 3.625% 2008(5)                                                                                    301          315,225
U.S. Treasury 3.625% 2009                                                                                       500          490,900
U.S. Treasury 3.875% 2009(5)                                                                                    593          635,950
U.S. Treasury 14.00% 2011                                                                                       450          506,250
U.S. Treasury 2.00% 2014(5)                                                                                     263          265,375
U.S. Treasury 12.50% 2014                                                                                     1,200        1,567,128
U.S. Treasury 6.875% 2025                                                                                       825        1,074,562
Freddie Mac 1.875% 2006                                                                                          50           49,441
Freddie Mac 6.625% 2009                                                                                       1,500        1,626,525
Freddie Mac 5.75% 2010                                                                                    (euro)250          346,136
Federal Home Loan Bank 2.00% 2006                                                                              $410          405,699
Federal Home Loan Bank 2.375% 2006                                                                              390          385,620
Federal Home Loan Bank 5.823% 2009                                                                              250          261,102
Fannie Mae 6.25% 2011                                                                                           250          268,245
                                                                                                                           9,052,226

MUNICIPALS -- 2.15%
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003, 4.375% 2019                                                                                   235          238,339
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003, 6.125% 2024                                                                                   125          141,565
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003-A1, 6.25% 2033                                                                                 325          362,537
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
        Bonds, 6.125% 2027                                                                                      275          296,241
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2002-A, Class A, 6.72% 2025                                                                         175          172,669
State of North Carolina, Eastern Municipal Power Agency, Power System Revenue Refunding Bonds,
        Federally Taxable, Series 2003-E, 5.55% 2014                                                            125          125,203
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2001-A, Class A, 6.36% 2025                                                                          58           57,845
                                                                                                                           1,394,399

NON-U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES -- 0.63%
Israel Government 7.50% 2014                                                                                    935          225,739
United Mexican States Government Global 11.375% 2016                                                            125          183,437
                                                                                                                             409,176


TOTAL BONDS & NOTES (COST: $56,560,637)                                                                                   57,155,375



                                                                                                          Shares or
Convertible securities -- 0.58%                                                                       principal amount

TELECOMMUNICATION SERVICES -- 0.52%
Hellenic Exchangeable Finance SCA 2.00% exchangeable bonds 2005                                       (euro)250,000          334,055

CONSUMER DISCRETIONARY -- 0.06%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                             1,000 shares    41,710


TOTAL CONVERTIBLE SECURITIES (cost: $292,280)                                                                                375,765




Preferred stocks -- 5.72%                                                                                    Shares     Market value

FINANCIALS -- 5.72%
Fannie Mae, Series O, 7.00% preferred(2)                                                                     15,000  $       835,313
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred(1,2)                                         375,000          400,046
BNP Paribas Capital Trust 9.003% noncumulative trust preferred(1,2)                                         150,000          178,179
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred(1,2)                    400,000          479,403
Royal Bank of Scotland Group PLC, Series 3 Preference Shares, 7.816%(1)                                     425,000          431,401
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred(1,2)                                       360,000          403,938
ING Capital Funding Trust III 8.439% noncumulative preferred(1)                                             250,000          290,401
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares                                   10,000          274,500
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities(2)                       10,000          271,563
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares(1,2)                 125,000          140,893

Total preferred stocks (cost: $3,451,887)                                                                                  3,705,637


                                                                                                      Principal amount
Short-term securities -- 4.48%                                                                               (000)

Wal-Mart Stores Inc. 3.23% due 8/2/2005(2)                                                                   $1,200        1,199,785
Bellsouth Corp. 3.24% due 8/3/2005(2)                                                                         1,000          999,730
General Electric Capital Corp. 3.29% due 8/1/2005                                                               700          699,808

TOTAL SHORT-TERM SECURITIES (cost: $2,899,323)                                                                             2,899,323


TOTAL INVESTMENT SECURITIES (cost: $63,204,127)                                                                           64,136,100
Other assets less liabilities                                                                                                636,919

NET ASSETS                                                                                                               $64,773,019


(1)  Coupon rate may change periodically.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $16,404,171, which represented 25.33% of the net assets of the fund.

(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(4) Company not making scheduled interest payments; bankruptcy proceedings pending.

(5) Index-linked bond whose principal amount moves with a government retail price index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Trustees of ENDOWMENTS:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of ENDOWMENTS (the "Trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, as of July 31, 2005, and for the year then ended and have issued our report thereon dated September 9, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Trust's investment portfolios (the "Schedules") as of July 31, 2005 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Trust's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedules referred to above, when considered in relation to the basic financial statements taken as a whole of the Trust referred to above, presents fairly, in all material respects, the information set forth therein.



DELOITTE & TOUCHE LLP
September 9, 2005
Costa Mesa, California



ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Governance comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee on Governance of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Governance.


ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12 - Exhibits

(a)  (1) The Code of Ethics  that is the subject of the  disclosure  required by
     Item 2 is attached as an exhibit hereto.

(a) (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENDOWMENTS


By /s/ Robert G. O'Donnell
------------------------------------------
Robert G. O'Donnell, Vice Chairman and PEO

Date: October 7, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Robert G. O'Donnell
------------------------------------------
Robert G. O'Donnell, Vice Chairman and PEO

Date: October 7, 2005



By /s/ Susi M. Silverman
------------------------------------
Susi M. Silverman, Treasurer and PFO

Date: October 7, 2005